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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): May 13, 1996
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                            CZECH INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)


            Delaware                     0-26202               521807562
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(State or other jurisdiction   (Commission File Number.)    (IRS Employer
      of incorporation)                                    Identification No.)


             15245 Shady Grove Road, Suite 340, Rockville, MD 20850
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                 (Address of principal executive offices)     (Zip Code)


      Registrant's telephone number, including area code: (301) 527-1110
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       This document contains three pages, including the signature page.


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                   INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 8.  CHANGES IN FISCAL YEAR.

    On May 8, 1996, Czech Industries, Inc. (the "Company") changed its fiscal year end from the date used in its most recent filing with the Commission. The date of the new fiscal year end shall be March 31. The form on which the report covering the transition period shall be a Form 10-KSB for the fiscal year ended March 31, 1996.










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                                  SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Czech Industries, Inc.
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                                                  (Registrant)


Date    May 13, 1996                          Martin A. Sumichrast
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                                                   (Signature)
                                  Martin A. Sumichrast, Chief Financial Officer










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